Impaired Loans (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Impaired Loans:
Impaired loans without a valuation allowance	$ 2,667	$ 6,020	$ 4,702
Impaired loans with a valuation allowance	3,461	4,107	4,858
Total impaired loans	6,128	10,127	9,560
Allowance for loan losses on impaired loans at period end	682	957	968
Total nonaccrual loans	3,264	7,368
Past due 90 days or more and still accruing	198	29
Average investment in impaired loans	$ 8,509	$ 9,652	$ 7,077